Exhibit 10.13

FIFTH MODIFICATION TO SENIOR LOAN AGREEMENT

This Fifth Modification to Senior Loan Agreement (this “Agreement”) is made as of this 20th day of April, 2011 (the “Effective Date”), by and among STAG III ALBION, LLC, STAG III MASON, LLC, STAG III ST. LOUIS, LLC, STAG III TAVARES, LLC, STAG III DAYTONA BEACH, LLC, STAG III MALDEN, LLC,  STAG III GREAT BEND, LLC, STAG III MILWAUKEE, LLC, STAG III YOUNGSTOWN, LLC, STAG III ROUND ROCK, L.P., STAG III CHESTERFIELD, LLC, STAG III ARLINGTON, L.P., STAG III FARMINGTON, LLC, STAG III CINCINNATI, LLC, STAG III APPLETON, LLC, STAG III JEFFERSON, LLC, STAG III ELKHART, LLC, STAG III HOLLAND 2, LLC, STAG III FAIRFIELD, LLC, STAG III MAYVILLE, LLC, STAG III MILWAUKEE 2, LLC, STAG III JACKSON, LLC, STAG III MARYLAND BORROWER, LLC, STAG III POCATELLO, LLC, STAG III CANTON, LLC, STAG III RAPID CITY, LLC, STAG III AMESBURY, LLC, STAG III HOLLAND, LLC, STAG III SERGEANT BLUFF, LLC, STAG III LEWISTON, LLC, STAG III PENSACOLA, LLC, STAG III BOARDMAN, LLC, STAG III NEWARK, LLC, STAG III TWINSBURG, LLC and STAG III DAYTON, LLC all Delaware limited liability companies or Delaware limited partnerships (each, a “Borrower” and collectively, the “Borrowers”) all having principal executive offices at c/o STAG Capital Partners, 99 High Street, 28th Floor, Boston, Massachusetts 02110 and ANGLO IRISH BANK CORPORATION LIMITED, a private limited company incorporated under the laws of Ireland having company registration number 22045 (f/k/a Anglo Irish Bank Corporation plc, a banking corporation) and having its registered office at Stephen Court, 18/21 St. Stephen’s Green, Dublin 2, Ireland and with offices at 265 Franklin Street, 19th Floor, Boston, Massachusetts 02110, as agent (in such capacity, the “Agent”) for its own benefit and the benefit of the other lenders; in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

A.                                   Reference is made to a certain:

Loan Agreement dated as of August 11, 2006 as amended by that certain Joinder to Loan Agreement, Modification to Senior Loan Agreement and Third Modification to Bridge Loan Agreement dated December 20, 2007, as amended by that certain Joinder to Loan Agreement, Second Modification to Senior Loan Agreement and Fourth Modification to Bridge Loan Agreement dated February 12, 2008, as further amended by that certain Third Modification to Senior Loan Agreement, Eighth Modification to Bridge Loan Agreement and Agreement to Release Properties dated July 28, 2008, as further amended by that certain Fourth Modification to Senior Loan Agreement dated January 31, 2009  (and as amended, modified, supplemented, or restated and in effect from time to time, the “Senior Loan Agreement”) in the maximum aggregate amount of $200,811,888.00 (the “Senior Loan”) by and among Borrowers, Agent and the lenders party thereto (collectively the “Lender”) as further evidenced by that certain Promissory Note dated as of August 11, 2006 in the maximum amount of $300,000,000.00 as amended and restated by that certain Amended and Restated Promissory Note dated January 31, 2009 in the maximum amount of

$200,811,888.00 as amended and restated by that certain Amended and Restated Promissory Note dated April 20, 2011 (the “Senior Note” and the other documents evidencing, administering, securing and governing the terms and conditions of the Senior Loan, the “Senior Loan Documents”);

and a certain:

Bridge Loan Agreement dated as of August 11, 2006, as amended by that certain Loan Modification Agreement dated June 6, 2007, as further amended by that certain Second Loan Modification Agreement dated July 1, 2007, as further amended by that certain Joinder to Loan Agreement, Modification to Senior Loan Agreement and Third Modification to Bridge Loan Agreement dated December 20, 2007, as further amended by that certain Joinder to Loan Agreement, Second Modification to Senior Loan Agreement and Fourth Modification to Bridge Loan Agreement dated February 12, 2008, as further amended by that certain Fifth Modification to Bridge Loan Agreement dated March 28, 2008, as further amended by that certain Sixth Modification to Bridge Loan Agreement dated May 15, 2008, as further amended by that certain Seventh Modification to Bridge Loan Agreement dated June 30, 2008, as further amended by that certain Third Modification to Senior Loan Agreement, Eighth Modification to Bridge Loan Agreement and Agreement to Release Properties dated July 28, 2008, as further amended by that certain Ninth Modification to Bridge Loan Agreement dated January 31, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Bridge Loan Agreement”) in the maximum aggregate amount of $40,826,734.00 (the “Bridge Loan”), by and among Borrowers, the Agent and the Lender party thereto, as further evidenced by that certain Promissory Note dated as of August 11, 2006 in the maximum amount of $60,000,000.00 as amended and restated by that certain Amended and Restated Promissory Note dated January 31, 2009 in the maximum amount of $40,826,734.00 (the “Bridge Note” and the other documents evidencing, administering, securing and governing the terms and conditions of the Bridge Loan, the “Bridge Loan Documents”).

All capitalized terms used herein, and not otherwise defined herein, shall have the meanings assigned to such terms in the Senior Loan Agreement and the Bridge Loan Agreement.

B.                                     Borrowers have requested that Lender extend the Maturity Date of the Senior Loan and to make certain other modifications to the Senior Loan Documents subject to the agreements, terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Bridge Loan Repayment.  Agent on behalf of Lenders agrees to, upon execution of this Agreement by all parties hereto and upon receipt by Agent of a payment in the amount of $38,957,752.34 (plus interest of $92,397.18 from and including April 2, 2011 through April 20, 2011), the receipt of which is hereby acknowledged by Agent on behalf of Lenders, release the Borrowers from all of their obligations and liabilities arising under the Bridge Loan Documents, such release is hereby made effective.

2.                                       Release of Bridge Loan Guarantor.  Stephen Karp and Steven Fischman are hereby released from their obligations under that certain Amended and Restated Guaranty dated July 28, 2008 with respect to the Bridge Loan.

3.                                       Senior Loan Principal Payment.  Borrowers have herewith made a payment in the amount of at least $50,000,000 plus allocated interest of $37,727,53 related to the Properties being released under Section 4 below from and including April 2, 2011 through April 20, 2011. (the “Minimum Senior Payment”), plus additional amounts determined by the Borrower to pay for the Additional Releases as described in Section 5 below (the “Additional Senior Payment”, and together with the Minimum Senior Payment, the “Senior Payment”), such Senior Payment to be applied in reduction of the principal balance on the Senior Loan, the receipt of which is hereby acknowledged by Agent on behalf of Lenders.  Notwithstanding anything in the Senior Loan Agreement to the contrary, no further Loan Advances shall be available to the Borrowers under the Loan arrangement.

4.                                       Releases.  As of the Effective Date, upon Agent’s receipt of the Minimum Senior Payment, the receipt of which is hereby acknowledged by Agent on behalf of Lenders, the Properties owned by STAG III Pomfret, LLC, Stag III Streamwood, LLC, and the Property owned by STAG III Mason, LLC located at the address commonly known as 4219 State Route 42 in Warren County, Ohio shall be and hereby are released from the lien of the Lender’s mortgage on the property, and Agent shall execute such further documents (including discharges of mortgages) to effectuate the foregoing releases.   Any and all obligations, representations, warranties or covenants of STAG III Mason, LLC under the Loan Documents relating to the Property located at the address commonly known as 4219 State Route 42 in Warren County, Ohio shall cease to apply.  The obligations, representations, warranties or covenants of STAG III Mason, LLC under the Loan Documents shall hereafter only continue to apply to the remaining Property owned by STAG III Mason, LLC, located at the address commonly known as 800 Pennsylvania Avenue, Salem, Columbiana County, Ohio which continues to be pledged as security for the Loan.

5.                                       Additional Releases.  As of the Effective Date, upon receipt of the Additional Senior Payment, additional Borrowers shall be and hereby are released (the “Additional Releases”) from their obligations and liabilities under the Senior Loan Documents upon Agent’s receipt of the release prices in the amounts and in accordance with the Allocated Release Price Schedule set forth on Exhibit B attached hereto and made a part hereof, plus interest due thereon.  Agent shall execute such further documents (including discharges of mortgages) to effectuate the foregoing Additional Releases.

6.                                       Release of Senior Loan Guarantor.  Stephen Karp and Steven Fischman are hereby released from their obligations under that certain Amended and Restated Guaranty dated January 31, 2009 with respect to the Senior Loan.

7.                                       Guarantor Substitution for Senior Loan: From and after the Effective Date, in exchange for the consideration set forth in this Agreement, the obligations of STAG Investments Holdings III, LLC under that certain Guaranty dated August 11, 2006 as amended and affected from time to time are hereby released and substituted by the guarantee made by STAG Industrial Operating Partnership, L.P. (the “Operating Partnership”) acceptable to Agent and the Lenders dated as of the Effective Date.  The obligations of STAG Investments Holdings III, LLC shall continue to remain in effect with respect to that certain Guaranty dated October 11, 2007 as amended and affected from time to time with respect to the transaction involving STAG III Maryland Borrower, LLC.

8.                                       Maturity Date of Senior Loan.  From and after the Effective Date, it is agreed by and among the Agent, Lender and Borrowers that the terms “Maturity Date” and “Extended Maturity Date” of the Senior Loan as defined in Section 2.2 of the Senior Loan Agreement are hereby modified to mean October 31, 2013 wherever stated in the Senior Loan Documents.  The term “Extended Term” as defined in Section 2.2 of the Senior Loan Agreement is hereby modified in the Senior Loan Agreement to mean the period commencing January 31, 2009 and ending October 31, 2013 wherever stated in the Senior Loan Documents.  There are no rights to further extend the term of the Senior Loan available to the Borrowers.

9.                                       Manager.  STAG Industrial Management, LLC, a Delaware limited liability company (“STAG Management LLC”) is hereby approved as the management company for the Properties.

10.                                 Representations and Warranties:  The lead-in to Section 8 of the Senior Loan Agreement is hereby modified to provide that representations and warranties of the Borrowers are made only at the original funding of the Senior Loan, at each disbursement of the Senior Loan and as of the date of delivery of the financial statements of the Borrowers pursuant to Section 9.2 of the Senior Loan Agreement.

Accordingly, following lead-in to Section 8 of the Senior Loan Agreement is hereby deleted:

“Borrower warrants and represents to Agent and each of the Lenders to Borrower’s knowledge for the express purpose of inducing Lenders to enter into this Agreement, to make the Loan, and to otherwise complete all of the transactions contemplated hereby, that as of the date of this Agreement and upon the date each Loan is funded and at all times thereafter that Loan funds are outstanding from Lenders to Borrower until the Loans have been repaid and all obligations to each of the Lenders have been satisfied as follows (with each representation and warranty as to each Property becoming effective as of the date such Property becomes collateral for the Loans):”

and replaced with:

“Borrower warrants and represents to Agent and each of the Lenders to Borrower’s knowledge for the express purpose of inducing Lenders to enter into this Agreement, to make the Loan, and to otherwise complete all of the transactions contemplated hereby, that as of the date of this Agreement and upon the date each Loan is funded and as of the date of delivery of the financial statements of the Borrower pursuant to Section 9.2 until the Loans have been repaid and all obligations to each of the Lenders have been satisfied as follows (with each representation and warranty as to each Property becoming effective as of the date such Property becomes collateral for the Loans):”.

11.                                 Major Lease Representations and Warrantees.  The first and second sentences in Section 8.13 of the Senior Loan Agreement are hereby modified from:  “There has been no material and adverse change in the financial condition, business, affairs or control of any Borrower or Guarantor since the date of their respective last financial statements most recently delivered to the Agent and each of the Lenders in accordance with the requirements of Section 9.2. hereof.  No Default exists under any of the Loan Documents or any Major Lease in excess of 10,000 square feet in any single instance, or in excess of 50,000 square feet in the aggregate” to “There has been no material and adverse change in the financial condition, business, affairs or control of any Borrower (with the Agent and the Lenders agreeing that a default by a tenant under any lease shall not be deemed a material and adverse change) or Guarantor since the date of their respective last financial statements most recently delivered to the Agent and each of the Lenders in accordance with the requirements of Section 9.2. hereof.  No Default exists under any of the Loan Documents and no Landlord Default exists under any Major Lease in excess of 10,000 square feet in any single instance, or in excess of 50,000 square feet in the aggregate”.

12.                                 Permitted Transfers.  Section 9.6.3 of the Senior Loan Agreement is hereby modified to permit public trading of the stock of STAG Industrial, Inc., a Maryland corporation (“STAG REIT”) and to permit transfers of the privately-held limited partnership interests in the Operating Partnership by adding to Section 9.6.3 the following as a Permitted Transfer:

“transfers of direct or indirect interests in the Borrowers as long as, following such transfer, at least 51% of the direct or indirect interests in the Borrowers are owned by STAG Industrial Operating Partnership, L.P. (the “Operating Partnership”) and the Operating Partnership is controlled, directly or indirectly, by STAG Industrial, Inc. (“STAG REIT”).  Notwithstanding the generality of the foregoing, it is expressly agreed that (i) the issuance and transfers of interests in the Operating Partnership are expressly permitted and do not require any further consent of Lender so long as STAG REIT, directly or indirectly (through a subsidiary), continues to be the general partner of the Operating Partnership, and (ii) the issuance and transfers of stock in STAG REIT are expressly permitted and do not require any further consent of Lender.”

13.                                 Permitted Distributions.  Section 9.7.2 of the Senior Loan Agreement is hereby modified to permit distributions to owners of the Borrowers at any time there is no Event of Default.

Accordingly, the following portion of Section 9.7.2 is hereby deleted:

“The term “Permitted Distributions” shall mean so long as no Default or Event of Default has occurred (unless waived by the Majority Lenders as set forth in Section 11.4) any of the following payments: payments to owners and affiliates in the normal course of business.”

and replaced with:

“The term “Permitted Distributions” shall mean so long as no Default or Event of Default has occurred (unless waived by the Majority Lenders as set forth in Section 11.4) any of the following payments: payments to owners and affiliates.”.

14.                                 Permitted Investments.  Section 9.8 of the Senior Loan Agreement is hereby modified to only restrict Borrowers’ ability to make Investments during the continuance of an Event of Default.

Accordingly, the following portion of Section 9.8 is hereby deleted:

 “A Borrower will not make or permit to exist or to remain outstanding any Investment out of proceeds of the Loans or the proceeds of a Property except an Investment in assets as to which Agent has a perfected first lien mortgage or security interest and which are in…”

and replaced with:

“A Borrower will not make or permit to exist or to remain outstanding any Investment owned by such Borrower except an Investment in assets as to which Agent has a perfected first lien mortgage or security interest and which are in…”.

15.                                 Reporting Requirements.

(a)                                  Section 9.2.1 of the Senior Loan Agreement is hereby deleted and replaced by the following:

Annual Statements.  Within ninety (90) days following the end of each calendar year, (i) audited financial statements of STAG REIT prepared in accordance with GAAP, consistently applied, in form and manner of presentation acceptable to Agent by an independent, certified public accountant acceptable to Agent, such financial statements to include and to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine and (ii) internally prepared financial statements of each Borrower and Guarantor certified by an authorized officer of Borrower and Guarantor to be true, accurate and complete, prepared in accordance with GAAP, consistently applied, in form and manner of presentation acceptable to Agent such financial statements to include and to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine.

(b)                                 The reporting requirements of the Senior Loan Agreement are hereby modified to comply with Securities and Exchange Commission reporting rules applicable to public companies.  This modification will change the timing of delivery of the quarterly reports required under Section 9.2.2 to be due 45 days after the end of each quarter rather than 30 days after the end of each quarter.  As of the date of delivery of each of the reports required by Section 9.2., Borrower shall provide, in form satisfactory to Agent, a certification which states:  “As of the date hereof, (i) to the best of the undersigned’s knowledge, the information provided on the accompanying financial statements is true, accurate and complete in all material respects and fairly presents in all material respects the financial condition of the Borrower as of the date hereof; (ii) the Borrower is in compliance with the financial covenants set forth in the Loan Agreement to the extent set forth herein; (iii) to the best of the undersigned’s knowledge, except as disclosed in writing to Agent, the representations and warranties set forth in Section 8 of the Loan Agreement are true, accurate and complete as of the date hereof in all material respects; and (iv) no Event of Default has occurred and is continuing under the Loan Agreement or any of the other Loan Documents.”  Borrower shall also provide to Agent the Securities Exchange Commission (“SEC”) Form 10-Q financial statements of STAG REIT promptly upon the filing thereof with the SEC.

16.                                 Interest Rate Protection Arrangements.  Section 9.12 of the Senior Loan Agreement is hereby deleted and replaced by the following:

Borrowers may enter into one or more Hedging Contracts for all or any portion of the principal balance of the Senior Loan for such portion the term of the Senior Loan as Borrower may elect.  Any Hedging Obligations in favor of Agent thereunder shall be secured by all Collateral securing the Senior Loan.  “Hedging Obligations” as used hereunder means, with respect to the Borrowers, all liabilities of the Borrowers to the Agent under Hedging Contracts.  “Hedging Contracts” as used hereunder means, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, or any other agreements or arrangements entered into between the Borrowers and the Agent and designed to protect the Borrowers against fluctuations in interest rates or currency exchange rates with respect to the Senior Loan.  If Borrower elects to enter into such arrangements, the terms of any interest rate swap agreements will be governed by the standard ISDA documents, with modifications mutually and reasonably agreed upon by Borrowers and Agent.

17.                                 Deemed Approval of Leases.  Section 9.17.3 to the Senior Loan Agreement is hereby deleted and replaced by the following:

9.17.3.  Agent’s and Lenders’ Response.  The Agent shall act on requests from a Borrower for any approval under Section 9.17.2 in a commercially reasonable manner and shall use commercially reasonable efforts to respond to any such request within ten (10) Business Days following Agent’s receipt thereof.  Agent’s response may consist of an approval or disapproval of the request, or a conditional approval thereof subject to specified conditions, or a request for further data or information, or any combination thereof.  In order to expedite the processing of requests for such approvals, the applicable Borrower agrees to provide Agent with as much advance information as is possible in a commercially reasonable manner in advance of a Borrower’s formal request for an approval.  If the request for approval contains printed in capital letters or boldface type, a legend substantially to the following effect:

“THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE.  FAILURE TO RESPOND WITHIN TEN (10) BUSINESS DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE AGENT OF THE ACTION REQUESTED BY THE BORROWER AND RECITED ABOVE”

then in the event that the Agent does not approve, reject or request additional information regarding any such request for consent or acceptance within the later to occur of (a) ten (10) Business Days of the receipt by the Agent of such request and (b) ten (10) Business Days of the receipt by the Agent of all material information reasonably requested by the Agent during the ten (10) Business Day period following receipt of the request, the Agent shall be deemed to have approved or consented to the action requested in the request and subject to the following conditions, the lease with respect thereto shall be an Approved Lease: (i) the execution by the Borrower and the subject tenant of a lease on terms that do not materially vary from those set forth in the request, and (ii) Agent shall be provided, within ten (10) Business Days following execution thereof with a full and complete copy of the lease.

18.                                 Major Lease Covenant.  There shall be added a Section 9.17.5 to the Senior Loan Agreement which shall provide:  “Borrower shall promptly notify Agent of any defaults under any Major Lease in excess of 10,000 square feet in any single instance, or of leases in excess of 50,000 square feet in the aggregate.”

19.                                 Loan to Value Ratio Covenant.  Section 9.18.1 of the Senior Loan Agreement is hereby deleted and replaced by the following:

LTV.  Starting on December 31, 2012 or if not tested on that date by the Agent, once at any time thereafter until Maturity, Agent and the Lenders reserve the right to test the ratio (“Loan To Value Ratio” or “LTV”) obtained by dividing: (i) the outstanding principal balance of the Loan, by (ii) the aggregate Value of the Property, which expressed as a percentage, shall not be greater than seventy-five percent (75%).  For the purposes of this Loan Agreement, the “Value of the Property” shall mean such Value of the Property (on an aggregate basis) as determined by the Agent pursuant to an Updated Appraisal ordered by and reasonably acceptable to Agent.

20.           Partial Releases.  Section 9.21 of the Senior Loan Agreement is hereby deleted and replaced by the following:

Partial Release.  Provided no Event of Default is then in existence hereunder, upon the written request of the Borrowers, provided at least ten (10) Business Days prior to the date of the requested release, the Agent shall release a Property from the lien of the Security Documents upon the satisfaction of the following conditions:

(i)            The Agent shall have received the Partial Release Payment for such Property. As used herein, “Partial Release Payment” shall mean, for any Property, that amount which is equal to 1.2 multiplied by the Loan Amount advanced with respect to such Property (as set forth on the Allocated Release Price Schedule attached hereto on Exhibit B);

(ii)           After giving effect to the release of the subject Property, the Borrowers will not violate the minimum Debt Service Coverage covenant, as calculated pursuant to Section 9.19.2 with a Calculation Period beginning as of effective date of the release of the Property, and with the Debt Service on the Loan calculated using the higher of: (i) the actual principal and interest paid or payable under the Senior Loan during the Calculation Period, or (ii) the payments of principal and interest that would have been payable under an assumed loan during the Calculation Period in an amount equal to the outstanding principal balance of the Senior Loan at the inception of the relevant Calculation Period bearing interest at the Deemed Rate of Interest payable on a direct reduction basis over twenty (20) years; provided, that if in excess of 95% of the aggregate principal balance of the Senior Loan is subject to an interest rate swap agreement through the Maturity Date, the Debt Service on the Loan shall be determined by using the actual principal and interest payable under the Senior Loan during the Calculation Period after giving effect to the impact of such interest rate swap agreement; or

(iii)          After giving effect to the release of the subject Property, either

a)             the Borrowers will not violate the maximum 75% Loan To Value Ratio covenant, as calculated pursuant to Section 9.18.1 of the Senior Loan Agreement; or

b)            at Borrower’s option, if such release is to take effect prior to December 31, 2012, in lieu of compliance with the maximum Loan To Value Ratio covenant as calculated in Section 9.21 (iii) (a) above, Borrowers shall pay Agent the Alternative Release Payment as defined in Section 9.21 (iv).

(iv)          The “Alternative Release Payment” for purposes of this Section 9.21 is the higher of: (X) that amount which is equal to 1.2 multiplied by the Loan

Amount advanced with respect to such Property (as set forth on the Allocated Release Price Schedule attached hereto on Exhibit B); (Y) 100% of the applicable Borrower’s purchase price for acquisition of the subject Property as set forth in the applicable sale contracts and closing statements, plus closing costs incurred in connection with the aforesaid acquisition as reasonably determined by the settlement statement for such acquisition; or (Z) 100% of the gross sale proceeds of the sale of the Property net of Approved Closing Costs.  “Approved Closing Costs” shall mean usual and customary closing costs for commercial real estate transactions in the applicable surrounding area in which the subject Property is located, such as deed stamps, reasonable attorneys’ fees, real estate tax adjustments and a broker’s commission (which broker’s commission shall not exceed the usual and customary commission charged in the applicable surrounding area) and shall also include negotiated payments made by the applicable Borrower under the relevant purchase and sale agreement for the subject Property as part of the sale transaction and as such payments are reflected by the settlement statement.

21.           Revised CapEx Payment Schedule.  The CapEx Schedule defined at Section 9.22 of the Senior Loan Agreement and attached to the Fourth Modification to Senior Loan Agreement dated January 31, 2009 as Exhibit A, is hereby deleted and replaced with the CapEx Schedule set forth herein as Exhibit A.

22.           Debt Yield Covenant.  The Senior Loan Agreement is hereby modified to provide a new Section 9.23 as follows:

“Debt Yield.  The Debt Yield (as defined below) shall be not less than 12.85% as tested as of December 31, 2011.  If such Debt Yield covenant shall not be satisfied on December 31, 2011, Borrowers shall prepay a sufficient amount of principal outstanding on the Loans such that if such principal reduction had been made as of the date of the Debt Yield calculation, the Debt Yield covenant would have been satisfied.  It shall be an Event of Default if Borrowers fail to make such a prepayment not later than the first to occur of: (i) thirty (30) days after notice from Agent to Borrowers properly requesting the payment, or (ii) if Borrowers have failed to give Agent sufficient reports to enable Agent to make the necessary calculations on or before December 31, 2011.

“Debt Yield” shall mean the result, expressed as a percentage, as of December 31, 2011, of:  (A) Net Operating Income (as defined below) for the proceeding 12 month period divided by (B) the outstanding principal balance of the Loans on the December 31, 2011. The “Net Operating Income” for purposes of calculating the Debt Yield shall mean (a) all gross revenues projected to be paid to Landlord under Approved Leases (i.e., not including any amounts paid by tenants to third parties pursuant to Approved Leases) from tenants current on their rent payments, with gross revenues from all tenants whose leases expire in 2012 and which have not been renewed by December 31, 2011 being discounted  by 35% and (b) all other projected revenues from the ownership and operation of the Properties and the interim investment of accumulated funds minus (x) all Operating Expenses.”

23.                                 Agent/Lender Assignment Rights.

(a)                                  Notwithstanding any provision contained in the Senior Loan Documents which would otherwise (a) limit, restrict or prohibit a sale, assignment, grant of participation interest in, or other transfer by Agent or any Lender of all, or any portion of, its right, title and interest in and to its Commitment to any other Eligible Assignee (in each instance, a “Transfer”), (b) require any Lender to remain as Agent and/or retain a minimum Commitment, and/or (c) require the consent of any other person, including, without limitation any Borrower, any Guarantor or any other Lender, as a condition precedent to the effectiveness of any such Transfer (clauses (a), (b) and (c) collectively, being referred to as the “Transfer Restrictions”), each Borrower and each Lender hereby acknowledge and agree that from and after the Effective Date, such Transfer Restrictions shall be of no force or effect, and that any Lender may sell, assign, grant participation interests in or otherwise transfer all or any portion of, its right, title and interest in and to its Commitment to any other Eligible Assignee upon satisfaction of the following conditions: (a) in connection with a sale which includes the sale of the entire Note (and not a portion thereof) as the only asset to be sold (and not commingled with the sale of any other notes held by Agent or any Lender in a pool, portfolio or otherwise) Agent or such Lender shall have given Borrower prior written notice of its intent to effectuate the Transfer of the entire Note; provided that notice to Borrower of such sale shall not be required if a Default or Event of Default shall have occurred and be continuing, (b) in the case of an assignment, Agent and such acquiring Eligible Assignee shall execute and deliver to the Agent, for recording in the Register, an Assignment and Acceptance in the form attached to the Senior Loan Agreement, together with any Notes subject to such assignment.  Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) Agent as the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 15.15.3, be released from its obligations under the Senior Loan Agreement.  Borrower may rely on the provisions of this Section 20(a).  The last sentence of Section 15.15.1 of the Senior Loan Agreement is hereby deleted.  Except as provided for above, the remaining provisions of the Loan Agreement regarding assignment and participations shall remain in effect.

(b)                                 Agent Requirements.  Notwithstanding any provision contained in the Senior Loan Documents which would otherwise require (i) Anglo Irish Bank Corporation Limited (“Anglo”) to (a) to remain as Agent, or (b) retain a minimum Commitment, (ii) require the consent of any other person, including, without limitation any Borrower or any other Lender, as a condition precedent to the effectiveness of Anglo’s resignation as Agent, or (iii) that any successor Agent to Anglo satisfy the conditions of an Eligible Assignee (clauses (i), (ii) and (iii) collectively, being referred to as the “Agent Transfer Restrictions”),  each Borrower and each Lender hereby acknowledge and agree that from and after the date hereof, such Agent Transfer Restrictions shall be of no force or effect.

(c)                                  Definition of Eligible Assignee.  The definition of “Eligible Assignee” is deleted and replaced by the following:

“Eligible Assignee.  Any natural or unnatural person, corporation, partnership, limited liability company, joint venture, association or other entity or any governmental agency or authority selected by the Agent in its sole discretion.”

24.                                 Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the Effective Date at such time when all of the following conditions are satisfied:

(a)                                  All action on the part of each Borrower and each other party necessary for the valid execution, delivery and performance by each Borrower of this Agreement, and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(b)                                 Borrowers shall have made the repayment of the Bridge Loan described in the Section 1 above.

(c)                                  Borrowers shall have made the Minimum Senior Payment described in Section 3 above.

(d)                                 STAG Industrial Operating Partnership, L.P. shall have executed the Guaranty described in Section 7 above in form acceptable to the Lender as of the Effective Date and shall have executed a Consent, together with STAG III Sparks, LLC, to this Agreement (signature page following Lender and Borrowers’ signature pages hereto).

(e)                                  The Agent shall have received such executed resolutions, secretary’s certificates and certificates of legal existence as the Agent may reasonably specify all in form and substance reasonably satisfactory to the Agent and its counsel.

(f)                                    The Agent shall have received a written legal opinion of the Borrowers’ and Guarantors’ counsel addressed to the Agent and the Lender, covering such matters relating to the Borrowers, Guarantors, the Loan Documents and/or the transactions contemplated thereby as the Agent shall reasonably request.

(g)                                 The Borrowers shall have paid an extension fee in the amount of 35 basis points on the outstanding balance of the Senior Loan existing on the Effective Date after all principal payments of the Borrower are made pursuant to Section 3 and Section 5 hereof.

(h)                                 All fees and expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement and related documents (including the reasonable fees and expenses of counsel to the Agent) shall have been paid in full.

(i)                                     No Event of Default shall have occurred and be continuing.

(j)                                     The Borrowers shall have executed and delivered to the Agent such additional documents, instruments, and agreements as the Agent may reasonably request.

25.                                 Other Provisions.

(a)                                  The Borrowers hereby ratify, confirm, and reaffirm all of the terms and conditions of the Senior Loan Agreement and all of the other documents, instruments, and agreements evidencing the Senior Loan.  The Borrowers further acknowledge and agree that all of the terms and conditions of the Senior Loan arrangement shall remain in full force and effect except as expressly provided in this Agreement.  No novation of the indebtedness evidenced by the Senior Note, Senior Loan Agreement or any other loan document pertaining to the foregoing shall occur as a result of the execution of this Agreement.

(b)                                 To the extent any Defaults or Events of Default are existing as of the date hereof, the Agent hereby expressly reserves all of its rights and remedies in connection therewith, and the execution of this Agreement shall not be deemed a waiver of any such Default or Event of Default nor a waiver of any of the Agent’s rights and remedies in connection therewith.

(c)                                  Except as specifically amended by this Agreement and the other documents executed and delivered in connection herewith, all of the terms and conditions of the Senior Loan Agreement and of the other Loan Documents shall remain in full force and effect as in effect prior to the date hereof, without releasing any obligors thereon or collateral security therefor.

(d)                                 The Borrowers acknowledge, confirm and agree that they have no offsets, defenses, claims or counterclaims against the Agent or Lender with respect to any of the Borrowers’ liabilities and obligations to the Lender under the Senior Loan arrangement and to the extent that the Borrowers have any such claims under the foregoing loan arrangements, the Borrowers affirmatively WAIVE and RENOUNCE such claims as of the Effective Date.

(e)                                  Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(f)                                    This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

(g)                                 The Senior Loan Agreement, as amended by this Agreement, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written communications.

(h)                                 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

BORROWERS:

STAG III ALBION, LLC		STAG III MALDEN, LLC

By:	/s/ Benjamin S. Butcher	By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	Name:	Benjamin S. Butcher
Title:	Authorized Signatory	Title:	Authorized Signatory

STAG III MASON, LLC		STAG III GREAT BEND, LLC

By:	/s/ Benjamin S. Butcher	By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	Name:	Benjamin S. Butcher
Title:	Authorized Signatory	Title:	Authorized Signatory

STAG III ST. LOUIS, LLC		STAG III MILWAUKEE, LLC

By:	/s/ Benjamin S. Butcher	By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	Name:	Benjamin S. Butcher
Title:	Authorized Signatory	Title:	Authorized Signatory

STAG III YOUNGSTOWN, LLC
STAG III TAVARES, LLC
		By:	/s/ Benjamin S. Butcher
By:	/s/ Benjamin S. Butcher	Name:	Benjamin S. Butcher
Name:	Benjamin S. Butcher	Title:	Authorized Signatory
Title:	Authorized Signatory
STAG III ROUND ROCK, L.P.

STAG III DAYTONA BEACH, LLC		By: STAG Investments GP III, LLC, its sole general partner

By:	/s/ Benjamin S. Butcher	By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	Name:	Benjamin S. Butcher
Title:	Authorized Signatory	Title:	Authorized Signatory

STAG III CHESTERFIELD, LLC

		By:	/s/ Benjamin S. Butcher
		Name:	Benjamin S. Butcher
		Title:	Authorized Signatory

STAG III ARLINGTON, L.P.		STAG III FAIRFIELD, LLC

By: STAG Investments GP III, LLC, its sole general partner		By:	/s/ Benjamin S. Butcher
		Name:	Benjamin S. Butcher
		Title:	Authorized Signatory
By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	STAG III MAYVILLE, LLC
Title:	Authorized Signatory
		By:	/s/ Benjamin S. Butcher
STAG III FARMINGTON, LLC		Name:	Benjamin S. Butcher
		Title:	Authorized Signatory
By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	STAG III MILWAUKEE 2, LLC
Title:	Authorized Signatory
		By:	/s/ Benjamin S. Butcher
STAG III CINCINNATI, LLC		Name:	Benjamin S. Butcher
		Title:	Authorized Signatory
By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	STAG III JACKSON, LLC
Title:	Authorized Signatory
		By:	/s/ Benjamin S. Butcher
STAG III APPLETON, LLC		Name:	Benjamin S. Butcher
		Title:	Authorized Signatory
By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	STAG III MARYLAND BORROWER, LLC
Title:	Authorized Signatory
		By:	/s/ Benjamin S. Butcher
STAG III JEFFERSON, LLC		Name:	Benjamin S. Butcher
		Title:	Authorized Signatory
By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	STAG III POCATELLO, LLC
Title:	Authorized Signatory
		By:	/s/ Benjamin S. Butcher
STAG III ELKHART, LLC		Name:	Benjamin S. Butcher
		Title:	Authorized Signatory
By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	STAG III CANTON, LLC
Title:	Authorized Signatory
		By:	/s/ Benjamin S. Butcher
STAG III HOLLAND 2, LLC		Name:	Benjamin S. Butcher
		Title:	Authorized Signatory
By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Authorized Signatory

STAG III RAPID CITY, LLC		STAG III NEWARK, LLC

By:	/s/ Benjamin S. Butcher	By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	Name:	Benjamin S. Butcher
Title:	Authorized Signatory	Title:	Authorized Signatory

STAG III AMESBURY, LLC		STAG III TWINSBURG, LLC

By:	/s/ Benjamin S. Butcher	By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	Name:	Benjamin S. Butcher
Title:	Authorized Signatory	Title:	Authorized Signatory

STAG III HOLLAND, LLC		STAG III DAYTON, LLC

By:	/s/ Benjamin S. Butcher	By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher	Name:	Benjamin S. Butcher
Title:	Authorized Signatory	Title:	Authorized Signatory

STAG III SERGEANT BLUFF, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Authorized Signatory

STAG III LEWISTON, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Authorized Signatory

STAG III PENSACOLA, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Authorized Signatory

STAG III BOARDMAN, LLC

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Authorized Signatory

AGENT AND LENDER:

ANGLO IRISH BANK CORPORATION LIMITED

By:	/s/ Michael O’Sullivan
Name:	Michael O’Sullivan
Title:	Director

ANGLO IRISH BANK CORPORATION LIMITED

By:	/s/ Niall Sorohan
Name:	Niall Sorohan
Title:	Lending Unit Head – Ireland

(Signature Page to Anglo/STAG — Fifth Modification to Senior Loan Agreement)

Consented to and Agreed:

GUARANTOR:

STAG III SPARKS, LLC (f/k/a Ecolair LLC, a Maryland limited liability company)

By:	/s/ Benjamin S. Butcher
Name:	Benjamin S. Butcher
Title:	Authorized Signatory

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

By:          STAG Industrial GP, LLC, a Delaware   limited liability, its General Partner

By:	/s/ Benjamin S. Butcher
Name: Benjamin S. Butcher
Title: President

Exhibit A

SENIOR LOAN CAP EX PAYMENT SCHEDULE

Repayment Number	Capex Payment Amount
1	105,828.12
2	105,828.12
3	105,828.12
4	105,828.12
5	105,828.12
6	105,828.12
7	105,828.12
8	105,828.12
9	105,828.12
10	105,828.12
11	101,966.74
12	101,966.74
13	101,966.74
14	101,966.74
15	101,966.74
16	101,966.74
17	101,966.74
18	101,966.74
19	101,966.74
20	101,966.74
21	101,966.74
22	101,966.74
23	101,966.74
24	101,966.74
25	101,966.74
26	101,966.74
27	101,966.74
28	101,966.74
29	101,966.74
30	101,966.74
31	101,966.74

Breakdown of Capex payments

Variables
Principal	$141,365,902.54
Term (Years)*	20/25
Repayments Per Year	12
Calculation Rate	5.165% through 1/31/2012 6.00% thereafter

* 20 year Senior Loan Principal Amortization less 25 year Senior Loan Principal Amortization. Based on an assumed balance of $141,365,902.54 which incorporates the Minimum Senior Payment of $50,000,000.

Exhibit B

Allocated Release Price Schedule

Entity(1)	Original Senior Loan Amount	Pay-down for Release(2)
Albion	7,725,000	9,270,000
Amesbury	4,448,134	5,337,761
Appleton	3,912,506	4,695,007
Cincinnati	4,532,000	5,438,400
Fairfield	2,850,000	3,420,000
Farmington	4,780,000	5,736,000
Holland II	5,080,000	6,096,000
Jefferson	2,569,000	3,082,800
Lewiston	4,650,000	5,580,000
Tavares	5,890,000	7,068,000
Twinsburg	5,997,750	7,197,300
Malden	6,518,000	7,821,600
Arlington	2,465,619	2,958,743
Boardman	5,089,502	6,107,402
Canton	5,148,461	6,178,153
Chesterfield	8,370,000	10,044,000
Dayton	3,522,000	4,226,400
Daytona	5,114,054	6,136,865
Elkhart	3,563,000	4,275,600
Great Bend	6,966,000	8,359,200
Holland I	3,835,305	4,602,366
Jackson	4,125,000	4,950,000
Mason(3)	6,319,156	7,582,987
Mayville	4,093,501	4,912,201
Milwaukee I	5,250,000	6,300,000
Milwaukee II	3,903,000	4,683,600
Newark	4,078,781	4,894,537
Pensacola	4,681,118	5,617,342
Pocatello	3,187,500	3,825,000
Rapid City	11,861,230	14,233,476
Round Rock	3,351,000	4,021,200
Sergeant Bluff	11,100,000	13,320,000
Sparks	3,648,427	4,378,112
St. Louis	6,443,000	7,731,600
Youngstown	5,353,000	6,423,600
Totals	180,421,044	216,505,252

(1)   Entities do not include Streamwood and Pomfret, which will be released per this Agreement.

(2)   Calculated as 1.2x original Senior Loan amount, but does not include interest thereon which will be added to the total amount due for release.

(3)   Loan balance is pro-rated share of amount originally advanced, reflecting release of Mason, OH property per this Agreement.